Rule 497(d)

                                     FT 516

                         Deep Value Portfolio, Series 2

                Supplement to the Prospectus dated March 21, 2001

     Notwithstanding anything to the contrary in the Prospectus, all shares of Delta Air Lines, Inc. (Ticker: DAL) have been removed from the portfolio of the above referenced Series for certain of the reasons enumerated in the section entitled "Removing Securities from the Trust" in the Prospectus.

September 15, 2005